UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 31, 2007
LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10689	13-2842791
(State or other	(Commission file	(I.R.S. Employer
jurisdiction of	number)	Identification No.)
incorporation)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On January 31, 2007, Liz Claiborne, Inc. (the “Company”) announced the appointment of Michael Scarpa, 51, as Chief Operating Officer. In this role, Mr. Scarpa will continue to be responsible for the Company’s finance, distribution and logistics organizations, adding manufacturing, sourcing and information systems to his current duties. Mr. Scarpa will retain the position of Chief Financial Officer until a successor for that position is appointed.
In connection with Mr. Scarpa’s appointment as Chief Operating Officer the Compensation Committee of the Company’s Board of Directors approved an increase in his annual salary to $900,000.
The Press Release (which is attached hereto as Exhibit 99.1) is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 31, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

By: Name:	/s/ Nicholas Rubino Nicholas Rubino
Title:	Vice President, Deputy General Counsel and Secretary

Dated: February 6, 2007

EXHIBIT LISTING

Exhibit No.	Description

99.1	Press Release dated January 31, 2007